                      Bay View Securitization Corporation
                    For Remittance Date: February 29, 2000


A.  Principal Balance Reconciliation

                                                                                                                 Number of
                                                                    A-1              A-2             Total       Accounts
                                                              --------------    -------------    -------------   ---------
(A) Original Principal Balance                                200,979,000.00    52,245,989.00              .00     21106
                                                              --------------    -------------    -------------   ---------
(B) Beginning Period Principal Balance                                  0.00    33,724,121.45    33,724,121.45      4427
                                                              --------------    -------------    -------------   ---------
(C) Collections (Regular Payments)                                      0.00     1,229,724.13     1,229,724.13       N/A
                                                              --------------    -------------    -------------   ---------
(D) Collections (Principal Payoffs)                                     0.00       844,874.44       844,874.44       207
                                                              --------------    -------------    -------------   ---------
(E) Collections (Principal Recoveries)                                  0.00             0.00             0.00         0
                                                              --------------    -------------    -------------   ---------
(F) Withdrawal from Payahead (Principal)                                0.00             0.00             0.00       N/A
                                                              --------------    -------------    -------------   ---------
(G) Principal Reductions (Other)                                        0.00             0.00             0.00         0
                                                              --------------    -------------    -------------   ---------
(H) Gross Charge Offs                                                   0.00       117,664.98       117,664.98        12
                                                              --------------    -------------    -------------   ---------
(I) Repurchases                                                         0.00        30,583.38        30,583.38        21
                                                              --------------    -------------    -------------   ---------
(J) Ending Balance                                                      0.00    31,501.274.52    31,501.274.52      4187
                                                              --------------    -------------    -------------   ---------

    Notional Principal Balance:
                                                                                                 -------------
(K) Beginning                                                                                     1,330,075.13
                                                                                                 -------------
(L) Ending                                                                                        1,007,931.16
                                                              --------------    -------------    -------------
(M) Certificate Factor                                            0.0000000%      60.2941491%      12.4400339%
                                                              --------------    -------------    -------------

B.  Cash Flow Reconciliation
                                                                                                      Total
                                                                                                 -------------
(A) Cash Wired                                                                                    2,472,132.25
                                                                                                 -------------
(B) Interest Wired/Earned                                                                            10,185.20
                                                                                                 -------------
(C) Withdrawal from Payahead Account                                                                      0.00
                                                                                                 -------------
(D) Advances                                                                                              0.00
                                                                                                 -------------
(E) Repurchases                                                                                      30,583.38
                                                                                                 -------------
(F) Gross Charge-Off Recoveries                                                                      21,676.39
                                                                                                 -------------
(G) Gross Charge-Off Advances                                                                           533.40
                                                                                                 -------------
(H) Spread Account Withdrawal                                                                             0.00
                                                                                                 -------------
(I) "A" Surety Bond Draw for "I" Interest                                                                 0.00
                                                                                                 -------------
(J) "A" Surety Bond Draw for  "A-1" Principal or Interest                                                 0.00
                                                                                                 -------------
(K) "A" Surety Bond Draw for "A-2" Principal or Interest                                                  0.00
                                                                                                 -------------
             Total Collections                                                                    2,535,110.62
                                                                                                 -------------

C.  Trustee Distribution
                                                                                                      Total
                                                                                                 -------------
(A) Total Cash Flow                                                                               2,535,110.62
                                                                                                 -------------
(B) Unrecovered Interest Advances                                                                       519.42
                                                                                                 -------------
(C) Servicing Fee (Due and Unpaid)                                                                   28,103.43
                                                                                                 -------------
(D) Interest to "A-1" Certificate Holders, including Overdue                                              0.00
                                                                                                 -------------
(E) Interest to "A-2" Certificate Holders, including Overdue                                        185,201.63
                                                                                                 -------------
(F) Interest to "I" Certificate Holders, including Overdue                                            3,491.45
                                                                                                 -------------
(G) Principal to "A-1" Certificate Holders, including Overdue                                             0.00
                                                                                                 -------------
(H) Principal to "A-2" Certificate Holders, including Overdue                                     2,222,846.93
                                                                                                 -------------
(I) Reinsurance Fee                                                                                       0.00
                                                                                                 -------------
(J) Surety Bond Fee                                                                                   4,215.52
                                                                                -------------
(K)       First Loss Protection                                                          0.00
                                                                                -------------
(L)       Surety Bond Premium                                                        4,215.52
                                                                                -------------    -------------
(M) Interest Advance Recovery Payments                                                               16,910.98
                                                                                                 -------------
(N) Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                  0.00
                                                                                                 -------------
(O) Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                  0.00
                                                                                                 -------------
(P) Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                    0.00
                                                                                                 -------------
(Q) Deposit to Payahead                                                                               2,195.89
                                                                                                 -------------

                       Bay View Securitization Corporation
                     For Remittance Date: February 29, 2000

(R) Bank Account Interest to Servicer                                                                10,185.20
(S) Excess Yield                                                                                     61,440.17
         Balance                                                                                          0.00

D.  Spread Account and Surety Reconciliation
                                                                           Spread Account         Surety Bond
                                                                           --------------        -------------
(A) Beginning Balance                                                       3,338,719.82         30,790,533.48
                                                                           -------------         -------------
(B) Additions to Spread Amount                                                 61,440.17                   N/A
                                                                           -------------         -------------
(C) Interest Earned                                                            14,376.81                  0.00
                                                                           -------------         -------------
(D) Draws                                                                           0.00                  0.00
                                                                           -------------         -------------
(E) Reimbursement for Prior Draws                                                     NA                  0.00
                                                                           -------------         -------------
(F) Distribution of Funds to  "IC" Class or Servicer                          173,407.46                  0.00
                                                                           -------------         -------------
(G) Ending Balance                                                          3,241,129.34         28,552,758.68
                                                                           -------------         -------------
(H) Required Balance                                                        3,165,312.36         28,552,758.68
                                                                           -------------         -------------
(I) Distribution to "IC" Class                                                 75,816.98
                                                                           -------------

E.  Current Receivables Delinquency

                     #Payment Delinquency                  Number             Balance
                     --------------------                -----------       -------------
(A) 31-60                                                         21          169,474.28
                                                         -----------       -------------
(B) 61-90                                                         10           82,844.31
                                                         -----------       -------------
(C) 91+                                                            9           55,673.69
                                                         -----------       -------------
(D) Total                                                         40          307,992.28
                                                         -----------       -------------

F.  Excess Yield
                                                         Excess Yield          Pool               Excess Yield
                            Month                           Balance           Balance            (Annualized %)
                            -----                        ------------      -------------         --------------
(A) Current                                                61,440.17       31,501,274.52               2.3405%
                                                         -----------       -------------         --------------
(B) 1st Previous                                          158,129.82       33,724,121.45               5.6267%
                                                         -----------       -------------         --------------
(C) 2nd Previous                                          137,399.69       35,946,774.70               4,5868%
                                                         -----------       -------------         --------------
(D) 3rd Previous                                          133,173.80       38,490,490.46               4.1519%
                                                         -----------       -------------         --------------
(E) 4th Previous                                          227,915.17       41,049,306.32               6.6627%
                                                         -----------       -------------         --------------
(F) 5th Previous                                          137,409.28       43,572,955.44               3.7843%
                                                         -----------       -------------         --------------
(G) Six-Month Rolling Excess Yield (>=1.75%)              142,577.99       37,380,820.48               4.5770%
                                                         -----------       -------------         --------------
G.  Delinquency Rate (31+)
                                                            Month               Pool
                            Month                          Balance            Balance                    %
                            -----                        -----------       -------------         --------------
(A) Current                                               307,992.28       31,501,274.52               0.9777%
                                                         -----------       -------------         --------------
(B) 1st Previous                                          344,370.64       33,724,121.45               1.0211%
                                                         -----------       -------------         --------------
(C) 2nd Previous                                          387,009.12       35,946,774.70               1.0766%
                                                         -----------       -------------         --------------
(D) Three-Month Rolling Average (less than 2%)            346,457.35       33,724,056.89               1.0273%
                                                         -----------       -------------         --------------
H.  Net Loss Rate
                                                                            Liquidation             Average           Defaulted
                            Month                           Balance           Proceeds              Balance          (Annualized)
                            -----                        -----------       -------------         -------------       ------------
(A) Current                                               116,827.35           24,176.39         32,612,697.99         3.4091%
                                                         -----------       -------------         -------------       ------------
(B) 1st Previous                                           58,944.35           15,040.51         34,835,448.08         1.5124%
                                                         -----------       -------------         -------------       ------------
(C) 2nd Previous                                          115,853.32           37,373.88         37,218,632.58         2.5303%
                                                         -----------       -------------         -------------       ------------
(D) Three-Month Rolling Average Net Default Rate
    less than 3%                                           97,208.34           25,530.26         34,888,926.21         2.4654%
                                                         -----------       -------------         -------------       ------------

                       Bay View Securitization Corporation
                     For Remittance Date: February 29, 2000


I.  Charge-Off / Recoveries
                                                           Number             Balance
                                                         -----------       -------------
(A) Collection Period Charge-Off Receivables                      12          117,664.98
                                                         -----------       -------------
(B) Gross Charge-Offs Cumulative Receivables                    1082        7,854,863.72
                                                         -----------       -------------
(C) Collection Period Recoveries on Charge-Offs                   NA           21,676.39
                                                         -----------       -------------
(D) Recoveries on Charge-Offs To-Date                             NA        1,130,402.69
                                                         -----------       -------------

J. Repossessions
                                                         -----------       -------------
(A) Collection Period Repossessions                                7           77,393.44
                                                         -----------       -------------
(B) Aggregate Repossessions                                      677        7,869,440.77
                                                         -----------       -------------
(C) Unliquidated Repossessions                                    10          100,417.99
                                                         -----------       -------------

K.  Forced Place Insurance
                                                         -----------       -------------
(A) FPI Charge-Offs                                                0                0.00
                                                         -----------       -------------
(B) FPI Canceled/Waived/Removed/ Reversed                          0                0.00
                                                         -----------       -------------

L.  Payahead Reconciliation
                                                         -----------
(A) Beginning Balance                                     120,767.68
                                                         -----------
(B) Deposit                                                 2,195.89
                                                         -----------
(C) Withdrawal                                                  0.00
                                                         -----------
(D) Ending Balance                                        122,963.57
                                                         -----------

Approved By:      /s/ Michael LaOrange
                  --------------------------
                  Michael LaOrange
                  Vice President, Controller
                  Bay View Acceptance Corp